UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2015

VEECO INSTRUMENTS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16244 (Commission File Number)	11-2989601 (IRS Employer Identification No.)

Terminal Drive, Plainview, New York  11803

(Address of principal executive offices)

(516) 677-0200
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2015, Edward H. Braun resigned as a Class III director of Veeco Instruments Inc. and was reappointed as a Class I director of Veeco, to serve in such capacity for a term expiring at the 2016 annual meeting of stockholders or until his successor has been appointed. The effect of this is to extend Mr. Braun’s term as director for one additional year to allow the Company additional time to recruit a successor to the Board.  It is expected that Mr. Braun will retire from the Board in 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 12, 2015	VEECO INSTRUMENTS INC.

	By:	/s/ Gregory A. Robbins
Name: Gregory A. Robbins
Title: Senior Vice President and General Counsel